4


             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)April 1, 1998


         DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18150           13-
3244091
(State or other jurisdiction       Commission (I.R.S. Employer
     of  incorporation)       File Number)    Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated as of February 10, 1998, as amended (the "Agreement"), the Partnership sold the Glenhardie Corporate Center I and II properties ("Glenhardie I and II") to FV Office Partners, L.P., an unaffiliated party. As part of the Agreement, affiliates of the Partnership and of the Managing General Partner agreed to sell their interests in the remaining properties at the Glenhardie Corporate Center and another office park. The aggregate negotiated sale price of the properties sold was approximately $168 million, of which approximately $19.7 million was allocated in the Agreement to Glenhardie I and II.

Pursuant to the Agreement, escrows were established for the costs of certain building improvements and tenant improvements (the "Improvements"). In addition to payment of the purchase price, at closing the Purchaser deposited into these escrows approximately $3.9 million, of which approximately $1.6 million relates to Glenhardie II. Any balance remaining in the escrows relating to the Partnership's properties after the Improvements are completed will be delivered to the Partnership. If the costs of Improvements at Glenhardie II exceed the escrow established therefor, the Partnership will be required to fund the excess costs.

The  purchase price was paid in cash at closing on April  1,
1998.  At closing, the Partnership received proceeds, net of closing  costs and other deductions, of approximately  $19.3 million.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)  Pro Forma Consolidated Balance Sheet as of January
     31, 1998.

     (2)   Pro  Forma Consolidated Statements of  Operations
     for  the        fiscal year ended October 31, 1997  and
     for the three months     ended January 31, 1998.

(c)  Exhibit

     (2) Purchase and Sale Agreement dated as of February 10, 1998 between DWR Chesterbrook Associates, Glenhardie Corporation, Dean Witter Realty Income Partnership II, L.P., Dean Witter Realty Income Partnership III, L.P. and Part Six Associates as Sellers and FV Office Partners, L.P. as Purchaser and amendments thereto.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         By:    Dean Witter Realty Income
                            Partnership II, L.P.
                            General Partner

                            By: Dean Witter Realty Income
Properties II, Inc.
                                Managing General Partner




Date:                    April 16, 1998 By:  /s/E. Davisson
Hardman, Jr.
                            E. Davisson Hardman, Jr.
                            President

       Dean Witter Realty Income Partnership II, L.P.
            Pro Forma Consolidated Balance Sheet
                   As of January 31, 1998

The following unaudited pro forma balance sheet has been presented as if Glenhardie I and II were sold as of January 31, 1998. The pro forma adjustments reflect a) the cash proceeds from the sale, b) the elimination of the net carrying value of the property, and c) the elimination of deferred leasing commissions and other assets and liabilities relating to the property sold.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
ASSETS

Cash and cash equivalents   $ 1,108,124           $
19,348,236                  $20,456,360

Real estate                  10,446,103                  -
10,446,103

Real estate held for sale    10,570,126
(10,570,126)                      -

Investments in joint venture            2,552,654        -
2,552,654

Deferred leasing commissions, net         408,938
(209,177)                       199,761

Other assets                    579,629
(372,972)                       206,657

                             25,665,574
8,195,961                    33,861,535

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued liabilities          $
721,542                     $   (177,431)         $
544,111

Security deposits                94,857
(43,004)                         51,853

                                816,399
(220,435)                       595,964

Partners' capital            24,849,175
8,416,396                    33,265,571

                            $25,665,574           $
8,195,961                   $33,861,535




       Dean Witter Realty Income Partnership II, L.P.
         Pro Forma Consolidated Statement of Income
             For the year ended October 31, 1997

The following unaudited pro forma consolidated statement of income has been presented as if Glenhardie I and II were sold as of beginning of fiscal year 1997. The pro forma adjustments reflect elimination of rental and other revenues, property operating expenses, depreciation and amortization relating to the property sold. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $11,331,966
$(2,466,086)                $ 8,865,880
 Gain on sales of real estate          17,232,823       -
17,232,823
 Equity in earnings of joint venture      209,663       -
209,663
 Interest and other             445,521
(5,009)                         440,512

                             29,219,973
(2,471,095)                  26,748,878

Expenses:
 Property operating           4,483,709
(866,329)                     3,617,380
 Depreciation                 2,204,761
(655,119)                     1,549,642
 Amortization                   310,960
(81,622)                        229,338
 General and administrative     715,929                 -
715,929

                              7,715,359
(1,603,070)                   6,112,289

Net income before minority interest    21,504,614
(868,025)                    20,636,589

Minority interest             2,483,485                 -
2,483,485

Net income                   19,021,129
(868,025)                    18,153,104

Net income per Unit of Limited
 Partnership interest       $    105.21           $
(4.41)                      $    100.80

       Dean Witter Realty Income Partnership II, L.P.
         Pro Forma Consolidated Statement of Income
         For the three months ended January 31, 1998

The following unaudited pro forma consolidated statement of income has been presented as if Glenhardie I and II were sold as of the beginning of fiscal year 1997. The pro forma adjustments reflect elimination of rental and other revenues, property operating expenses, depreciation and amortization relating to the property sold. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $ 1,158,921           $(647,096)
$   511,825
 Gain on sales of real estate          11,048,285      -
11,048,285
 Equity in earnings of joint ventures      59,521      -
59,521
 Interest and other             113,379              (2,344)
111,035

                             12,380,106            (649,440)
11,730,666

Expenses:
 Property operating             520,925            (196,548)
324,377
 Depreciation                   221,703            (114,577)
107,126
 Amortization                    43,328             (24,330)
18,998
 General and administrative     168,887                -
168,887

                                954,843            (335,455)
619,388

Net income                   11,425,263            (313,985)
11,111,278

Net income per Unit of Limited
 Partnership interest       $     64.33           $   (1.60)
$     62.73

 Exhibit Index for Dean Witter Realty Income Partnership II,
                            L.P.



Exhibit                                           Sequential
  No.      Description                             Page No.

     (2) Purchase and Sale Agreement dated as of February 10, 1998 between DWR Chesterbrook
     Associates,  Glenhardie   Corporation, Dean WItter
     Realty Income Partnership II, L.P., Dean Witter Realty Income Partnership III, L.P. and Part Six Associates as Sellers and FV Office Partners, L.P. as Purchaser
     and amendments   thereto.






























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